Exhibit 21.1
ENCOMPASS HEALTH CORPORATION
SUBSIDIARY LIST

Subsidiary Name	Jurisdiction of Incorporation	DBA
Advantage Health, LLC	DE
AnMed Enterprises, Inc./HealthSouth, L.L.C.	SC	AnMed Health Rehabilitation Hospital, an affiliate entity of AnMed Health and HealthSouth Corporation
BJC/HealthSouth Rehabilitation Center, L.L.C.	MO	The Rehabilitation Institute of St Louis, A Partnership of BJC Healthcare and HealthSouth
The Rehabilitation Institute of St. Louis Milliken Hand Therapy, a Partnership of BJC HealthCare and HealthSouth
Central Arkansas Rehabilitation Associates, L.P.	DE	CHI St. Vincent Hot Springs Rehabilitation Hospital an affiliate of HealthSouth St. Vincent Rehabilitation Hospital
Central Louisiana Rehab Associates, L.P.	DE	HealthSouth Rehabilitation Hospital of Alexandria
CMS Development and Management Company, Inc.	DE
CMS Elizabethtown, Inc.	DE
CMS Rehab of WF, L.P.	DE	HealthSouth Rehabilitation Hospital of Wichita Falls
CMSI Systems of Texas, Inc.	TX
Continental Medical of Arizona, Inc.	DE
Continental Medical of Kentucky, Inc.	DE
Continental Medical Systems, LLC	DE
Continental Rehabilitation Hospital of Arizona, Inc.	DE
Encompass Health Acquisition Holdings Subsidiary, LLC	DE
Encompass Health Acquisition Holdings, LLC	DE
Encompass Health Alabama Real Estate, LLC	DE
Encompass Health Alexandria Holdings, LLC	DE
Encompass Health Altoona Holdings, LLC	DE
Encompass Health Arizona Real Estate, LLC	DE
Encompass Health Arkansas Real Estate, LLC	DE
Encompass Health Aviation, LLC	DE
Encompass Health Boise Holdings, LLC	DE
Encompass Health Bryan Holdings, LLC	DE
Encompass Health Bundling Initiatives, LLC	DE
Encompass Health C Corp Sub Holdings, Inc.	DE
Encompass Health California Real Estate, LLC	DE
Encompass Health Central Arkansas Holdings, Inc.	DE
Encompass Health Clinical Technologies, LLC	DE
Encompass Health Colorado Real Estate, LLC	DE
Encompass Health Deaconess Holdings, LLC	DE
Encompass Health Fairlawn Holdings, LLC	NH
Encompass Health Fayetteville Holdings, Inc.	DE
Encompass Health Gulfport Holdings, LLC	DE
Encompass Health Home Health Corporation	DE
Encompass Health Home Health Holdings, Inc.	DE
Encompass Health Johnson City Holdings, LLC	DE
Encompass Health Joint Ventures Holdings, LLC	DE
Encompass Health Jonesboro Holdings, Inc.	DE
Encompass Health Kansas Real Estate, LLC	DE
Encompass Health Kentucky Real Estate, LLC	DE
Encompass Health Lubbock Holdings, LLC	DE
Encompass Health Martin County Holdings, LLC	DE
Encompass Health Maryland Real Estate, LLC	DE
Encompass Health Massachusetts Real Estate, LLC	DE
Encompass Health Midland Odessa Holdings, LLC	DE
Encompass Health Myrtle Beach Holdings, LLC	DE
Encompass Health Nevada Real Estate, LLC	DE
Encompass Health New Mexico Real Estate, LLC	DE
Encompass Health North Houston GP, LLC	DE
Encompass Health Ohio Real Estate, LLC	DE
Encompass Health Owned Hospitals Holdings, LLC	DE
Encompass Health Patient Safety Organization, LLC	DE
Encompass Health Pennsylvania Real Estate, LLC	DE
Encompass Health Phenix City Holdings, Inc.	DE
Encompass Health Press, LLC	DE
Encompass Health Properties, LLC	DE
Encompass Health Real Estate, LLC	DE
Encompass Health Rehabilitation Hospital of Hilton Head, LLC	DE
Encompass Health Rehabilitation Hospital of Shelby County, LLC	DE	Encompass Health Rehabilitation Hospital of Shelby County
Encompass Health Savannah Holdings, LLC	DE
Encompass Health Sea Pines Holdings, LLC	DE
Encompass Health Sewickley Holdings, LLC	DE
Encompass Health South Carolina Real Estate, LLC	DE
Encompass Health Support Companies, LLC	DE
Encompass Health Texas Real Estate, LLC	DE
Encompass Health Tucson Holdings, LLC	DE
Encompass Health Tulsa Holdings, LLC	DE
Encompass Health Tyler Holdings, Inc.	DE
Encompass Health Utah Real Estate, LLC	DE
Encompass Health Virginia Real Estate, LLC	DE
Encompass Health West Tennessee Holdings, LLC	DE
Encompass Health West Virginia Real Estate, LLC	DE
Encompass Health Westerville Holdings, LLC	DE
Encompass Health Wichita Falls Holdings, Inc.	DE
Encompass Health Winston-Salem Holdings, LLC	DE
Encompass Health Yuma Holdings, Inc.	DE
HCA Wesley Rehabilitation Hospital, Inc.	DE	Wesley Rehabilitation Hospital, An Affiliate of HealthSouth
HCS Limited	Cayman Islands, B.W.I.
HealthSouth Bakersfield Rehabilitation Hospital, LLC	DE	HealthSouth Bakersfield Rehabilitation Hospital
HealthSouth Cardinal Hill Rehabilitation Hospital, LLC	DE	Cardinal Hill Rehabilitation Hospital Cardinal Hill Home Care Cardinal Hill Outpatient Services Cardinal Hill Pediatric Services Cardinal Hill Skilled Rehabilitation Unit
HealthSouth East Valley Rehabilitation Hospital, LLC	DE	HealthSouth East Valley Rehabilitation Hospital
HealthSouth Harmarville Rehabilitation Hospital, LLC	DE	HealthSouth Harmarville Rehabilitation Hospital
HealthSouth Littleton Rehabilitation, LLC	DE	HealthSouth Rehabilitation Hospital of Littleton
HealthSouth Middletown Rehabilitation Hospital, LLC	DE	HealthSouth Rehabilitation Hospital of Middletown
HealthSouth Northern Kentucky Rehabilitation Hospital, LLC	DE	HealthSouth Northern Kentucky Rehabilitation Hospital
HealthSouth of Dothan, Inc.	AL	HealthSouth Rehabilitation Hospital
HealthSouth of East Tennessee, LLC	DE	HealthSouth Rehabilitation Hospital
HealthSouth of Erie, LLC	DE	HealthSouth Rehabilitation Hospital of Erie
HealthSouth of Fort Smith, LLC	DE	HealthSouth Rehabilitation Hospital of Fort Smith HealthSouth Outpatient Rehabilitation
HealthSouth of Nittany Valley, Inc.	DE	HealthSouth Nittany Valley Rehabilitation Hospital HealthSouth Rehabilitation Center of Lewistown HealthSouth Rehabilitation Center of Mifflintown
HealthSouth of Sea Pines Limited Partnership	AL	HealthSouth Sea Pines Rehabilitation Hospital
HealthSouth of South Carolina, Inc.	DE	HealthSouth Rehabilitation Hospital of Columbia
HealthSouth of Spring Hill, Inc.	DE	HealthSouth Rehabilitation Hospital of Spring Hill
HealthSouth of Toms River, LLC	DE	HealthSouth Rehabilitation Hospital of Toms River
HealthSouth of Treasure Coast, Inc.	DE	HealthSouth Treasure Coast Rehabilitation Hospital
HealthSouth of York, LLC	DE	HealthSouth Rehabilitation Hospital of York HealthSouth Rehabilitation Center of Industrial Highway
HealthSouth-Normandie Drive
HealthSouth Plano Rehabilitation Hospital, LLC	DE	HealthSouth Plano Rehabilitation Hospital
HealthSouth Reading Rehabilitation Hospital, LLC	DE	HealthSouth Reading Rehabilitation Hospital
HealthSouth Rehabilitation Center of New Hampshire, Inc.	DE	HealthSouth Rehabilitation Hospital
HealthSouth Rehabilitation Center, Inc.	SC	HealthSouth Rehabilitation Hospital of Florence
HealthSouth Rehabilitation Hospital at Drake, LLC	DE	HealthSouth Rehabilitation Hospital of Cincinnati HealthSouth Rehabilitation Hospital of Cincinnati at Norwood
HealthSouth Rehabilitation Hospital of Abilene, LLC	DE	HealthSouth Rehabilitation Hospital of Abilene
HealthSouth Rehabilitation Hospital of Altoona, LLC	DE
HealthSouth Rehabilitation Hospital Of Altoona
HealthSouth Rehabilitation Center - Bedford
HealthSouth Rehabilitation Center - Meadowbrook Plaza
HealthSouth Rehabilitation Center - Regency Square
HealthSouth Rehabilitation Center - Tyrone

HealthSouth Rehabilitation Hospital of Arlington, LLC	DE	HealthSouth Rehabilitation Hospital of Arlington
HealthSouth Rehabilitation Hospital of Austin, Inc.	DE
HealthSouth Rehabilitation Hospital of Beaumont, LLC	DE
HealthSouth Rehabilitation Hospital of Braintree, LLC	DE
HealthSouth Braintree Rehabilitation Hospital
HealthSouth Braintree Center for Occupational Health & Rehabilitation
HealthSouth Braintree Rehabilitation Center at Abington
HealthSouth Braintree Rehabilitation Center at Brockton
HealthSouth Braintree Rehabilitation Center at Milford
HealthSouth Braintree Rehabilitation Center at Plymouth
HealthSouth Braintree Rehabilitation Center at Taunton
HealthSouth Braintree Rehabilitation Hospital Outpatient Clinic at Lynnfield
HealthSouth Braintree Rehabilitation Hospital Pediatric Center
HealthSouth Braintree Rehabilitation Hospital at Framingham

HealthSouth Rehabilitation Hospital of Charleston, LLC	SC	HealthSouth Rehabilitation Hospital of Charleston
HealthSouth Rehabilitation Hospital of Cypress, LLC	DE	HealthSouth Rehabilitation Hospital of Cypress
HealthSouth Rehabilitation Hospital of Dallas, LLC	DE	HealthSouth Rehabilitation Hospital of Dallas
HealthSouth Rehabilitation Hospital of Dayton, LLC	DE	HealthSouth Rehabilitation Hospital of Dayton
HealthSouth Rehabilitation Hospital of Desert Canyon, LLC	DE	HealthSouth Desert Canyon Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Fort Worth, LLC	DE	HealthSouth Rehabilitation Hospital of Fort Worth
HealthSouth Rehabilitation Hospital of Fredericksburg, LLC	DE	HealthSouth Rehabilitation Hospital of Fredericksburg
HealthSouth Rehabilitation Hospital of Gadsden, LLC	DE	HealthSouth Rehabilitation Hospital of Gadsden
HealthSouth Rehabilitation Hospital of Gulfport, LLC	DE	HealthSouth Rehabilitation Hospital of Gulfport
HealthSouth Rehabilitation Hospital of Henderson, LLC	DE	HealthSouth Rehabilitation Hospital of Henderson
HealthSouth Rehabilitation Hospital of Humble, LLC	DE	HealthSouth Rehabilitation Hospital of Humble
HealthSouth Rehabilitation Hospital of Jonesboro, LLC	AR	HealthSouth Rehabilitation Hospital of Jonesboro
HealthSouth Rehabilitation Hospital of Largo, LLC	DE	HealthSouth Rehabilitation Hospital of Largo
HealthSouth Rehabilitation Hospital of Las Vegas, LLC	DE	HealthSouth Rehabilitation Hospital of Las Vegas
HealthSouth Rehabilitation Hospital of Manati, Inc.	DE	HealthSouth Rehabilitation Hospital of Manati
HealthSouth Rehabilitation Hospital of Marion County, LLC	DE	HealthSouth Rehabilitation Hospital of Ocala
HealthSouth Rehabilitation Hospital of Martin County, LLC	DE	HealthSouth Rehabilitation Hospital at Martin Health
HealthSouth Rehabilitation Hospital of Mechanicsburg, LLC	DE	HealthSouth Rehabilitation Hospital of Mechanicsburg HealthSouth Regional Work Performance and Hand Center
HealthSouth Rehabilitation Hospital of Miami, LLC	DE	HealthSouth Rehabilitation Hospital of Miami
HealthSouth Rehabilitation Hospital of Midland/Odessa, LLC	DE	HealthSouth Rehabilitation Hospital of Midland/Odessa
HealthSouth Rehabilitation Hospital of Modesto, LLC	DE	HealthSouth Rehabilitation Hospital of Modesto
HealthSouth Rehabilitation Hospital of Montgomery, Inc.	AL	HealthSouth Rehabilitation Hospital of Montgomery
HealthSouth Rehabilitation Hospital of Murrieta, LLC	DE
HealthSouth Rehabilitation Hospital of New England, LLC	DE
HealthSouth New England Rehabilitation Hospital
HealthSouth New England Rehabilitation Hospital at Beverly
HealthSouth New England Rehabilitation Hospital at Lowell
HealthSouth New England Rehabilitation Hospital Outpatient Clinic at Billerica
HealthSouth New England Rehabilitation Hospital Outpatient Clinic at Framingham

HealthSouth Rehabilitation Hospital of New Mexico, LLC	DE	HealthSouth Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Newnan, LLC	DE	HealthSouth Rehabilitation Hospital of Newnan
HealthSouth Rehabilitation Hospital of North Houston, LP	TX	Encompass Health Rehabilitation Hospital Vision Park
HealthSouth Rehabilitation Hospital of Northern Virginia, LLC	DE	HealthSouth Rehabilitation Hospital of Northern Virginia
HealthSouth Rehabilitation Hospital of Pearland, LLC	DE	HealthSouth Rehabilitation Hospital of Pearland
HealthSouth Rehabilitation Hospital of Petersburg, LLC	DE	HealthSouth Rehabilitation Hospital of Petersburg
HealthSouth Rehabilitation Hospital of Richardson, LLC	DE	HealthSouth Rehabilitation Hospital of Richardson
HealthSouth Rehabilitation Hospital of Round Rock, LLC	DE	HealthSouth Rehabilitation Hospital of Round Rock
HealthSouth Rehabilitation Hospital of San Juan, Inc.	DE	HealthSouth Rehabilitation Hospital of San Juan HealthSouth Outpatient Therapy of San Juan
HealthSouth Rehabilitation Hospital of Sarasota, LLC	DE	HealthSouth Rehabilitation Hospital of Sarasota
HealthSouth Rehabilitation Hospital of Seminole County, LLC	DE	HealthSouth Rehabilitation Hospital of Altamonte Springs
HealthSouth Rehabilitation Hospital of Sewickley, LLC	DE	HealthSouth Rehabilitation Hospital of Sewickley
HealthSouth Rehabilitation Hospital of South Austin, LLC	DE	HealthSouth Rehabilitation Hospital of Austin
HealthSouth Rehabilitation Hospital of South Jersey, LLC	DE	HealthSouth Rehabilitation Hospital of Vineland
HealthSouth Rehabilitation Hospital of Sugar Land, LLC	DE	HealthSouth Sugar Land Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Tallahassee, LLC	DE	HealthSouth Rehabilitation Hospital of Tallahassee
HealthSouth Rehabilitation Hospital of Texarkana, Inc.	DE	HealthSouth Rehabilitation Hospital of Texarkana
HealthSouth Rehabilitation Hospital of the Mid-Cities, LLC	DE	HealthSouth Rehabilitation Hospital of the Mid-Cities
HealthSouth Rehabilitation Hospital of Utah, LLC	DE	HealthSouth Rehabilitation Hospital of Utah
HealthSouth Rehabilitation Hospital of Vintage Park, LLC	DE	HealthSouth Rehabilitation Hospital The Vintage
HealthSouth Rehabilitation Hospital of Westerville, LLC	DE	Mount Carmel Rehabilitation Hospital, in partnership with HealthSouth
HealthSouth Rehabilitation Hospital of Williamson County, LLC	TN	HealthSouth Rehabilitation Hospital of Franklin
HealthSouth Rehabilitation Hospital The Woodlands, Inc.	DE	HealthSouth Rehabilitation Hospital The Woodlands
HealthSouth Rehabilitation Institute of San Antonio (RIOSA), Inc.	DE	HealthSouth Rehabilitation Institute of San Antonio (RIOSA)
HealthSouth Rehabilitation Institute of Tucson, LLC	AL	HealthSouth Rehabilitation Institute of Tucson
HealthSouth Scottsdale Rehabilitation Hospital, LLC	DE	HealthSouth Scottsdale Rehabilitation Hospital
HealthSouth Sunrise Rehabilitation Hospital, LLC	DE	HealthSouth Sunrise Rehabilitation Hospital
Outpatient Therapy and Day Rehab
HealthSouth Valley of the Sun Rehabilitation Hospital, LLC	DE	HealthSouth Valley of The Sun Rehabilitation Hospital
HealthSouth Walton Rehabilitation Hospital, LLC	DE	HealthSouth Walton Rehabilitation Hospital
HealthSouth/Deaconess L.L.C.	IN	HealthSouth Deaconess Rehabilitation Hospital
HealthSouth/GHS Limited Liability Company	PA
Geisinger HealthSouth Rehabilitation Hospital
Geisinger HealthSouth Rehabilitation Center of Berwick
Geisinger HealthSouth Rehabilitation Center of Bloomsburg
Geisinger HealthSouth Rehabilitation Center of Bucknell
Geisinger HealthSouth Rehabilitation Center of Danville
Geisinger HealthSouth Rehabilitation Center of Milton
Geisinger HealthSouth Rehabilitation Center of Selinsgrove
Geisinger HealthSouth Rehabilitation - Hospital Outpatient Center

HealthSouth/Maine Medical Center Limited Liability Company	ME	New England Rehabilitation Hospital of Portland, a Joint Venture of Maine Medical Center and HealthSouth
HealthSouth/Methodist Rehabilitation Hospital Limited Partnership	TN	HealthSouth Rehabilitation Hospital of Memphis HealthSouth Rehabilitation Hospital-North
K.C. Rehabilitation Hospital, Inc.	DE	MidAmerica Rehabilitation Hospital
Kansas Rehabilitation Hospital, Inc.	DE	Kansas Rehabilitation Hospital
Lakeshore System Services of Florida, Inc.	FL	HealthSouth Emerald Coast Rehabilitation Hospital
Lakeview Rehabilitation Group Partners	KY	HealthSouth Lakeview Rehabilitation Hospital of Central Kentucky
Myrtle Beach Rehabilitation Hospital, LLC	DE
New England Rehabilitation Services of Central Massachusetts, Inc.	MA	Fairlawn Rehabilitation Hospital
Northwest Arkansas Rehabilitation Associates	AR	HealthSouth Rehabilitation Hospital, a Partner with Washington Regional
Novant Health Rehabilitation Hospital of Winston-Salem, LLC	DE
Piedmont HealthSouth Rehabilitation, LLC	SC	HealthSouth Rehabilitation Hospital of Rock Hill
Plano Health Associates Limited Partnership	DE
Post Acute Innovation Center, LLC	DE
Print Promotions Group, LLC	DE
Quillen Rehabilitation Hospital of Johnson City, LLC	DE	Quillen Rehabilitation Hospital, a joint venture of Mountain States Health Alliance and HealthSouth
Rebound, LLC	DE	HealthSouth Chattanooga Rehabilitation Hospital HealthSouth Lakeshore Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Huntington HealthSouth Rehabilitation Hospital of North Alabama
Rehab Concepts Corp.	DE
Rehabilitation Hospital Corporation of America, LLC	DE
HealthSouth Chesapeake Rehabilitation Hospital
HealthSouth Outpatient Therapy Services
HealthSouth Rehabilitation Hospital of Virginia
HealthSouth Southern Hills Rehabilitation Hospital
HealthSouth Western Hills Regional Rehabilitation Hospital
HealthSouth Western Hills Outpatient

Rehabilitation Hospital of Colorado Springs, Inc.	DE	HealthSouth Rehabilitation Hospital of Colorado Springs
Rehabilitation Hospital of Phenix City, L.L.C.	AL	Regional Rehabilitation Hospital
Rehabilitation Hospital of Plano, LLC	DE
Rehabilitation Institute Of Western Massachusetts, LLC	MA	HealthSouth Rehabilitation Hospital of Western Massachusetts
Reliant Blocker Corp.	DE
Rusk Rehabilitation Center, L.L.C.	MO	Rusk Rehabilitation Center, a Joint Venture of HealthSouth and the University of Missouri - Columbia
Saint Barnabas/HealthSouth Rehabilitation Center, L.L.C.	NJ	HealthSouth Rehabilitation Hospital of Tinton Falls
Savannah Rehabilitation Hospital, LLC	DE	Rehabilitation Hospital of Savannah An Affiliate of HealthSouth
South Plains Rehabilitation Hospital, LLC	TX
Southern Arizona Regional Rehabilitation Hospital, L.P.	DE	HealthSouth Rehabilitation Hospital of Southern Arizona
St. John HealthSouth Rehabilitation Hospital, LLC	DE	St. John Rehabilitation Hospital, affiliated with HealthSouth
St. Joseph HealthSouth Rehabilitation Hospital, LLC	DE	CHI St. Joseph Health Rehabilitation Hospital a partnership with HealthSouth
Tarrant County Rehabilitation Hospital, Inc.	TX	HealthSouth City View Rehabilitation Hospital
Texas Hospital Partners, Inc.	DE
Tyler Rehab Associates, L.P.	DE	Christus Trinity Mother Frances Rehabilitation Hospital, Affiliated with HealthSouth
University of Virginia/HealthSouth L.L.C.	VA	UVA-HealthSouth Rehabilitation Hospital UVa-HealthSouth Sports Medicine & Rehabilitation Center
Van Matre Rehabilitation Center LLC	IL	Van Matre HealthSouth Rehabilitation Hospital
Vanderbilt Stallworth Rehabilitation Hospital, L.P.	TN	Vanderbilt Stallworth Rehabilitation Hospital
Wellmont/HealthSouth IRF, LLC	DE	The Rehabilitation Hospital of Southwest Virginia
West Tennessee Rehabilitation Hospital, LLC	DE	Spire Cane Creek Rehabilitation Hospital, in partnership with HealthSouth Spire Rehabilitation Hospital, in partnership with HealthSouth
West Virginia Rehabilitation Hospital, Inc.	WV	HealthSouth Mountain View Regional Rehabilitation Hospital HealthSouth Mountainview at Bridgeport
Western Medical Rehab Associates, L.P.	DE	HealthSouth Tustin Rehabilitation Hospital
Western Neuro Care, Inc.	DE
Yuma Rehabilitation Hospital, L.L.C.	AZ	Yuma Rehabilitation Hospital, a Partnership of HealthSouth & YRMC

A & B Home Health Solutions, LLC	CT	Encompass Home Health of New England
Abba Home Health, L.P.	TX	Encompass Home Health of Lubbock
Encompass Home Health of the Panhandle Encompass Hospice of the Panhandle
Advanced Homecare Holdings, Inc.	DE
Advanced Homecare Management, Inc.	DE	Encompass Home Health Encompass Home Health and Hospice
AHM Action Home Health, LP	TX	Encompass Home Health of East Texas Encompass Home Health of Arkansas Encompass Home Health of Texarkana
AHM Texas GP, LLC	DE
AHM Texas LP, Inc.	DE
Apex Hospice LLC	TX	Encompass Hospice of DFW
Best Home Care LP	TX	Encompass Home Health of the Permian Basin
CareServices of Bethesda, LLC	FL	Encompass Home Health of Bethesda Health
CareServices of the Treasure Coast, LLC	FL
CareSouth Health System, Inc.	DE
CareSouth HHA Holdings of Columbus, LLC	GA	Encompass Home Health of Georgia
CareSouth HHA Holdings of Dothan, LLC	GA	Encompass Home Health of Alabama
CareSouth HHA Holdings of Gainesville, LLC	GA	Encompass Home Health and Hospice Encompass Home Health of Georgia
CareSouth HHA Holdings of Greensboro, LLC	GA	Encompass Home Health of North Carolina
CareSouth HHA Holdings of Lexington, LLC	GA	Encompass Home Health of North Carolina
CareSouth HHA Holdings of Middle Georgia, LLC	GA	Encompass Home Health of Georgia
CareSouth HHA Holdings of North Florida, LLC	GA	Encompass Home Health of Florida
CareSouth HHA Holdings of Panama City, LLC	FL	Encompass Home Health of Florida
CareSouth HHA Holdings of Richmond, LLC	VA	Encompass Home Health of Virginia
CareSouth HHA Holdings of South Carolina, LLC	GA	Encompass Home Health of South Carolina Encompass Home Health of Greater Savannah
CareSouth HHA Holdings of Tallahassee, LLC	FL	Encompass Home Health of Greater Savannah
CareSouth HHA Holdings of the Bay Area, LLC	GA	Encompass Home Health of Florida
CareSouth HHA Holdings of the Treasure Coast, LLC	GA	Encompass Home Health of Jupiter Medical Center
CareSouth HHA Holdings of Valley, LLC	GA	Encompass Home Health of Alabama
CareSouth HHA Holdings of Virginia, LLC	GA	Encompass Home Health of Virginia Encompass Home Health of Delaware Encompass Home Health of Central Maryland Lighthouse Home Health
CareSouth HHA Holdings of Washington, LLC	GA	Encompass Home Health of Georgia
CareSouth HHA Holdings of Western Carolina, LLC	GA	Encompass Home Health of North Carolina
CareSouth HHA Holdings of Winchester, LLC	GA	Community Home Health Care Encompass Home Health of Tennessee Encompass Hospice of Tennessee
CareSouth HHA Holdings, LLC	GA
CareSouth Hospice, LLC	GA	Encompass Hospice of South Carolina Encompass Hospice of Georgia
Continental Home Care, Inc.	OK	Encompass Home Health of Eastern Oklahoma
CS Health & Wellness, LLC	GA
Day-By-Day Staff Relief, Inc.	OK	Encompass Home Health of Kansas
Encompass Home Health of Northeast Oklahoma Encompass Hospice of Kansas Encompass Private Duty of Kansas Encompass Home Health of Kansas City Encompass Hospice of Kansas City
Dosik, Inc.	TX	Encompass Home Health of Livingston
DRC Health Systems, L.P.	TX	Encompass Home Health of Corpus Christi Encompass Home Health of Houston Encompass Hospice of Houston
EHHI Holdings, Inc.	DE
Encompass Home Health of Austin, LLC	TX	Austin Home Health Encompass Home Health of Fredericksburg Encompass Home Health of Austin Encompass Hospice of Austin Encompass Home Health of Georgetown
Encompass Home Health of Colorado, LLC	CO	Encompass Home Health of Colorado Encompass Hospice of Colorado
Encompass Home Health of DFW, LLC	TX	Encompass Home Health of DFW
Encompass Home Health of East Texas, LLC	TX	Encompass Hospice of Texarkana Encompass Health Hospice
Encompass Home Health of New England, LLC	DE
Encompass Home Health of Roanoke, LLC	DE	Encompass Home Health of Virginia
Encompass Home Health of the Mid Atlantic, LLC	VA	Encompass Home Health of Virginia Encompass Home Health of Western Virginia
Encompass Hospice of Virginia Encompass Home Health of Maryland Encompass Home Health of Pennsylvania
Encompass Home Health of the Midwest, LLC	DE	Encompass Home Health of Illinois Encompass Home Health of Indiana Encompass Home Health of Ohio Encompass Hospice of Ohio Encompass Hospice of the Miami Valley
Encompass Home Health of the Southeast, LLC	FL	Encompass Home Health of Florida
Encompass Home Health of the West, LLC	ID
Encompass Home Health and Hospice of Utah
Encompass Home Health of Idaho
Encompass Home Health of Arizona
Encompass Home Health of Nevada
Encompass Home Health of Southern Utah
Encompass Home Health of Utah
Encompass Hospice of Southern Utah

Encompass Hospice of the West, LLC	ID	Encompass Hospice of Idaho Encompass Hospice of Utah
Encompass of Fort Worth, LP	TX	Encompass Home Health of North Central Texas Encompass Home Health of Wichita Falls

Encompass of West Texas, LP	TX	Encompass Home Health of West Texas
Excella Associates, L.L.C.	MA
Excella Healthcare, Inc.	MA
Excella Home Health Agency, LLC	MA	Encompass Home Health of New England
Excella Homecare, Inc.	MA	Encompass Home Health of New England
Guardian Home Care, Inc.	ID	Encompass Home Health & Hospice of Idaho Encompass Home Health of Oregon Encompass Hospice of Oregon
Hallmark Homecare, L.P.	TX	Encompass Home Health of Bryan/College Station Encompass Home Health of Central Texas Encompass Hospice of Bryan/College Station Family Home Health
HealthCare Innovations of Oklahoma, L.L.C.	TX	Encompass Home Health of Southeast Oklahoma Encompass Hospice of Central Oklahoma Encompass Hospice of Southeast Oklahoma
HealthCare Innovations of Western Oklahoma, L.L.C.	TX	Encompass Home Health of Western Oklahoma
HealthCare Innovations-Travertine Health Services, L.L.C.	TX	Encompass Home Health of Central Oklahoma
Idaho Homecare Holdings, Inc.	ID
Orion Homecare, LLC	ID	Encompass Home Health of Western Idaho Encompass Home Health of Wyoming
Preferred Home Health, L.P.	TX	Encompass Home Health of Southeast Texas
Texas Senior Care, L.P.	TX	Encompass Home Health of Greater Dallas Encompass Home Health of Northeast Texas
TH of San Antonio, LLC	TX	Encompass Hospice of Central Texas
WellCare, Inc.	NM	Encompass Home Health of New Mexico Encompass Hospice of New Mexico
Wellmark Healthcare Services of El Paso, Inc.	TX	Encompass Home Health of El Paso